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                              LOOMIS SAYLES FUNDS

    Supplement dated July 12, 2000 to the Loomis Sayles Fixed Income Fund Prospectus, Loomis Sayles High Yield Fund Prospectus, Loomis Sayles Managed Bond Fund Prospectus and Statement of Additional Information, Loomis Sayles Emerging Markets Fund Prospectus, Loomis Sayles Global Technology Fund and Loomis Sayles Small Cap Growth Fund-Class A Shares Prospectus and Loomis Sayles Investment Grade Bond Fund-Class J Shares Prospectus, each dated February 1, 2000, the Loomis Sayles Equity Funds Prospectus dated February 1, 2000 as revised May 24, 2000, and the Statement of Additional Information for each Fund (except Loomis Sayles Managed Bond Fund) dated February 1, 2000 as revised June 1, 2000.

    Loomis, Sayles & Company, L.P.'s parent company, Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. Nvest affiliates, including Loomis Sayles, will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Funds or the investment management activities of Loomis Sayles.

    Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds, the transaction may result in a change of control for Loomis Sayles and, therefore, an assignment of the Funds' investment advisory agreements with Loomis Sayles, which generally results in the termination of these agreements. Consequently, it is anticipated that Loomis Sayles will seek approval of new investment advisory agreements from the Funds' Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

    THE FOLLOWING REPLACES THE INFORMATION IN THE PORTFOLIO MANAGERS SECTION IN THE LOOMIS SAYLES EQUITY FUNDS PROSPECTUS FOR THE LOOMIS SAYLES CORE VALUE FUND:

    LOOMIS SAYLES CORE VALUE FUND Jeffrey Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Tricia Mills and Warren Koontz, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since June 2000.